UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                                                        Date of Report (Date of earliest event reported): November 18, 2020

ITRONICS INC.

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                                                                                                                  Texas                                                      33-18582                                                      75-2198369

                                                                                               (State or other jurisdiction                                     (Commission File                                                (IRS Employer

                                                                                                       of incorporation)                                                 Number)                                                     Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada             89509

            (Address of Principal Executive Offices)                                         Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

As of September 30, 2020, the Company had 18,579,902 common shares issued or in process, compared to 17,828,266 as of March 9, 2020, an increase of 751,636 shares.

As of September 30, 2020, the closing stock price was $0.87 per share, resulting in a market cap of $16,164,515, compared to a closing stock price at March 9, 2020 of $0.52 and a market cap of $9,270,698, an increase of $6,893,817, or 74%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: November 18, 2020                                                                                                                                              By: /S/ John W. Whitney

                                                                                                                                                                                            John W. Whitney

                                                                                                                                                                                            President, Treasurer and Director

                                                                                                                                                                                            (Principal Executive and Financial

                                                                                                                                                                                            Officer)